FMC Corporation Investor Presentation August 2008 * * * * * * * Exhibit 99.1

Disclaimer
Safe Harbor Statement under the
Private Securities Litigation Reform Act of 1995
These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.
Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the
Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.
The Company undertakes no obligation to update or revise these forward-
looking statements to reflect new events or uncertainties.
Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined in the appendix. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.

FMC Corporation
LTM ending June 30, 2008 ($ millions)
FMC
Revenue: $2,857.7
EBITDA: $585.2
Margin*: 20.5%
Industrial
Chemicals
Revenue: $1,183.7
EBITDA: $202.5
Margin*: 17.1%
Agricultural
Products
Revenue:  $976.3
EBITDA: $258.9
Margin*: 26.5%
Specialty
Chemicals
Revenue: $702.0
EBITDA: $180.7
Margin*: 25.7%
*
EBITDA margin
Leading Market Positions
Greater than 80% of Sales in Non-GDP Cyclical Markets
Diversified and Integrated Cost Structure
Limited Dependence on Petrochemical Feedstocks

Leading Market Positions
(1)
Based on 2007 consolidated sales
(2)
Shared
Industrial
Chemicals
#1 in N.A. Soda Ash
#1 in N.A.
(2) Peroxygens
#1 Globally Carrageenan
#1 Globally Carbofuran
#2 in N.A. Pyrethroids
Agricultural
Products
#2 Globally Alginates
Specialty
Chemicals
#1 Globally
(2)
#1 Globally
Lithium Specialties
Microcrystalline Cellulose
Product Group
Position
(1)

Diversified Customers and End Markets
Greater than 80% of sales to non-cyclical end markets
Long term relationships with blue chip customers
No single customer represents more than 5% of sales
Top 10 customers in total represent approximately 15% of sales
2007 Consolidated Sales
Agricultural 34%
Detergents 9%
Pharmaceuticals 11%
Food 8%
Other 12%
Glass/Fiberglass 4%
Chemicals 6%
Pulp & Paper 4%
Electronics 2%
Other 3%
Bottle
Glass 3%
Non-Cyclical
81%
Cyclical
19%
Chemicals 4%

Diversified and Integrated Cost Structure
Low cost sourcing of raw materials
• Backward integration: soda ash, lithium
• Global sourcing of renewable resources: hardwood pulp, seaweed
Low reliance on purchased raw materials
• Total raw materials represented 28% of cost of sales in 2007
• No single raw material accounted for more than 8% of total raw material purchases in 2007
• Reduced volatility from limited use of petrochemical feedstocks
Low energy demand requirements
• Energy represents approximately 13% of cost of sales
• Sourced from natural gas, electricity, coal and fuel oil

Realizing the inherent operating leverage within FMC
• Sustained earnings growth >10% per year
(1)
• 2008 expected to be the fifth straight year of growth in Industrial
Chemicals’ soda ash business
• Continued growth in Specialty Chemicals and Agricultural Products
Maintaining financial strength and flexibility
• Investing in higher growth businesses
• Pursuing external growth opportunities
• Returning cash to shareholders – dividend and share repurchase
Focusing the portfolio on higher growth businesses
• Managing Specialty Chemicals and Agricultural Products for growth
• Managing Industrial Chemicals for cash
Disciplined Approach to Unlocking Value
(1)
Earnings before restructuring and other income and charges

Agricultural Products
Strong niche positions in the Americas, Europe and Asia
Proprietary, branded insecticides and herbicides
Strategic Focus:
• Selected products, crops and regions
• Shifting to significantly shorter innovation cycle
• Reducing global supply chain and overhead costs
Based on 2007 Consolidated Sales of $889.7 million
Insecticides
57%
Herbicides
41%
Fungicides
2%
North
America
22%
Asia
Pacific
15%
EMEA
17%
Latin
America
46%

250
200
150
100
50
0
$ Millions
30%
25%
20%
15%
10%
5%
0%
Margin %
111.0
148.0
157.0
182.0
234.2
2003
2004
2005
2006
2007
EBITDA
Capex
EBITDA Margin

8 Agricultural Products 2008 segment earnings up nearly 20 percent driven by sales growth and further supply chain productivity improvements, partially offset by higher raw material costs

Lithium
32%
BioPolymer
68%
Specialty Chemicals
BioPolymers add structure, texture and stability to food and act as binders & disintegrants for dry tablet drugs
Lithium focus on downstream specialties - pharmaceuticals and energy storage devices
Strategic Focus:
• Growing core market segments
• Commercializing new technology platforms
• Identifying financially attractive bolt-on acquisitions
Based on 2007 Consolidated Sales of $659.5 million
Latin
America
7%
Asia
Pacific
21%
EMEA
36%
North
America
36%

200
150
100
50
0
$ Millions
30%
25%
20%
15%
10%
5%
0%
Margin %
132
129
140
150
174.7
2003
2004
2005
2006
2007
EBITDA
Capex
EBITDA Margin

Specialty Chemicals
2008 segment earnings growth of 5-10 percent driven by strong commercial performance in BioPolymer and lithium specialties, partially offset by increasing raw material and energy costs and higher export taxes

Industrial Chemicals
#1 North American manufacturer of soda ash and peroxygens
Backward integration into natural resources
Low cost, proprietary production technologies
Strategic Focus:
• Managing for cash generation
• Continued top line growth driven primarily by higher selling prices
• Aggressive cost management
Based on 2007 Consolidated Sales of $1,087.1 million
Alkali
(Soda Ash)
52%
Peroxygens
16%
Foret
32%
North
America
48%
Latin
America
11%
EMEA
34%
Asia Pacific
7%

$ Millions
Margin %
200
150
100
50
0
30%
25%
20%
15%
10%
5%
0%
94
124
151
161
162
2003
2004
2005
2006
2007
EBITDA
Capex
EBITDA Margin

12 Industrial Chemicals 2008 segment earnings approximately double as aggregate price and volume benefits more than offset higher raw material costs

FMC in Summary
Great businesses, each with EBITDA  >$180 million
Sustained double-digit earnings growth*
Earnings leverage in Industrial Chemicals
Continued growth in Specialty Chemicals and Ag Products
Strategic and financial flexibility
Robust and growing EBITDA
Balance sheet de-leveraged
Low capex requirements
Disciplined approach to unlocking value
*
Earnings before restructuring and other income and charges

FMC Corporation Appendix Glossary of Financial Terms and Reconciliations of GAAP to Non-GAAP * *

Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is
the sum
of Income (loss) from continuing operations before income taxes
and
Depreciation and Amortization.
EBITDA Margin is the quotient of EBITDA (defined above) divided by
Revenue.
ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-
tax Interest expense
divided by the sum
of Short-term debt, Current portion
of long-term debt, Long-term debt
and Total shareholders’
equity.

Segment Financial Terms
These slides contain references to segment financial items which are presented in detail in Note 19 of FMC’s second quarter 2008 Form 10-Q.
Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-
GAAP terms to the closest GAAP term in the appendix of this
presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
for a segment is the sum
of Income (loss) from continuing operations
before income taxes for that segment and Depreciation and
Amortization
for that segment.
EBITDA Margin for a segment is the quotient of EBITDA (defined above)
divided by Revenue
for that segment.

Reconciliation of LTM 6/30/2008 consolidated income from continuing operations before income taxes (a GAAP measure) to LTM 6/30/2008 EBITDA (a Non-GAAP measure)
EBITDA Reconciliation: LTM 6/30/2008
(
Unaudited, in $ millions)
LTM 6/30/2008
Income (loss) from continuing operations before income taxes $381.2
In-process research and development 1.0
Restructuring and other charges/(income), net   42.2
Interest expense, net 33.5
Loss on Extinguishment of Debt 0.3
Depreciation and amortization 127.0
EBITDA (Non-GAAP) $585.2

Reconciliation of LTM 6/30/2008 segment operating profit (a GAAP measure) to LTM
6/30/2008 EBITDA (a Non-GAAP measure)
(Unaudited, in millions)
Segment EBITDA Reconciliation: LTM 6/30/2008
Segment Industrial Specialty Agricultural
Chemicals Chemicals Products
LTM 6/30/2008 segment operating profit (GAAP) $134.2 $148.6 $238.5
Add:
Depreciation and Amortization 68.3 32.1 20.4
LTM 6/30/2008 EBITDA (Non-GAAP) $202.5 $180.7 $258.9

FMC Corporation * * *